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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

    In connection with the annual report on Form 10-K/A of Precision Castparts Corp. (the "Company") for the fiscal year ended March 28, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William D. Larsson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2004
/s/ WILLIAM D. LARSSON William D. Larsson Senior Vice President and Chief Financial Officer

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  Exhibit 32.2